CONTRACT

                                     BETWEEN

                                LURGI LENTJES AG
                      Hansa Allee 305, D-40549 Dusseldorf

                                      with

                       LURGI ENERGIE UND ENTSORGUNG GMBH
                       Berliner Str. 93, D-40880 Ratingen

                                       AND

                     The nominated subcontracting CONSORTIUM

                              Heinrich Holter GmbH
                                D-45964 Gladbeck
                              as CONSORTIUM Leader
                                       and

                        Stramproy Projects & Systems B.V.
                              NL-6039 AP Stramproy

                     concerning the Project Lot 2 Dryer for

                  OPEN-END  JOINT STOCK COMPANY DONBASSENERGO,
                  acting under the law of STATUS and having its
                principle placo of business at 11, Lenin Prospect
                            GORLOVKA 338 001 UKRAINE


                                       I


                                                     CONTENTS

1.       PREAMBLE ................................................................................................1
2.       DEFINITIONS..............................................................................................2
3.       RELATIONSHIP OF THE PARTIES..............................................................................4
4.       SCOPES OF WORK AND PRICE.................................................................................6
5.       PAYMENT..................................................................................................7

6.       CONTRACT PERFORMANCE PHASE
6.1      SCHEDULE.................................................................................................8
6.2      not used.................................................................................................9
6.3      LIQUIDATED DAMAGES (OR "PENALTIES") DUE TO DELAY AND/OR
         PERFORMANCE..............................................................................................9
6.4      TAXES....................................................................................................9
6.5      DELAYS AND COSTS DUE TO DELAYS..........................................................................10
6.6      PATENTS.................................................................................................10
6.7      CHANGES.................................................................................................10
6.8      BANKRUPTCY, INSOLVENCY, DISSOLUTION, READJUSTMENT
         OF DEBT, LIQUIDATION, REORGANIZATION, ETC...............................................................11
6.9      INSURANCE...............................................................................................12
6.10     WARRANTY AND GUARANTEE CLAIMS...........................................................................12
6.11     FINANCIAL CAPABILITIES..................................................................................12

7        BREACH-DEFAULT..........................................................................................13

8        LIABILITY AND INDEMNIFICATION
8.1      LIABILITY AND INDEMNIFICATION WITH RESPECT TO CLAIMS
         OF THE CUSTOMER AND THIRD PARTIES.......................................................................14
8.2      LIABILITY FOR CLAIMS BETWEEN THE PARTIES................................................................15

9        DISPUTES................................................................................................16

10       GENERAL PROVISIONS
10.1     CONFIDENTIALITY OF THIS CONTRACT CORRESPONDENCE,
         DATA, DOCUMENTS AND DRAWINGS............................................................................17
10.2     PARTIES TO KEEP EACH OTHER INFORMED.....................................................................17
10.3     CORRESPONDENCE AND NOTICES..............................................................................18
10.4     WAIVER..................................................................................................18
10.5     ASSIGNMENT/SUBCONTRACTING...............................................................................18

                                       II


10.6     TERM OF CONTRACT........................................................................................19
10.7     EXPULSION...............................................................................................19
10.8     ENTIRE CONTRACT.........................................................................................20
10.9     AMENDMENTS..............................................................................................20
10.10    TITLES..................................................................................................20
10.11    NUMBER OF ORIGINALS.....................................................................................20
10.12    PUBLICITY...............................................................................................20
10.13    REVIEW AND VERIFICATION.................................................................................21
10.14    not used................................................................................................21

APPENDICES:

0        CONTRACT AGREEMENT with CUSTOMER of LLAG/LEE
1        EQUIPMENT AND SERVICES SCOPE OF WORK
1.1      CONSORTIUM SCOPE OF SUPPLY
1.2      CONSORTIUM SCOPE OF SERVICES
1.3      TIME SCHEDULE FOR DATA AND DOCUMENTATION EXCHANGE
2        CONSORTIUM PRICE
3        PROJECT SCHEDULE AND DRAW DOWN SCHEDULE
4        GUARANTEED PLANT PERFORMANCE
5        not used
6        not used
7        COORDINATION OF THE SITE REQUIREMENTS
8        MECHANICAL ERECTION
9        SUPERVISORY SERVICES DURING WARRANTY PERIOD
10       TRAINING OF CUSTOMER'S STAFF/SUPERVISION OF OPERATION
11       TRANSPORT OF EQUIPMENT
12       not used
13       GENERAL PROCEDURE FOR PROOF OF PROGRESS/INVOICING/PAYMENTS/
         SECURITIES TO LLAG/LEE, GENERAL PROCEDURE FOR PAYMENTS/
         SECURITIES TO LLAG/LEE

14       not used

15       INSURANCE


                                      III

PART 1 - PREAMBLE This Contract is made on July 3rd (degree), 2000 by and between

LURGI LENTJES AG, a corporation organized and existing under the law of Germany, with offices at Hansa Allee 305, D-40549 Dusseldorf, Germany (herein "LLAG") with

                    LURGI ENERGIE und Entsorgung GmbH (hereinafter LEE") a corporation organized and existing under the law of Germany and having a place of business at Berliner Str 93, D-40880 Ratingen, Germany and the CONSORTIUM

             Heinrich Holter GmbH a corporation organized and existing under the law of Germany with offices at Beisenstr. 39-41, D-45964 Gladbeck / Stramproy Projects & Systems B V organized and existing under the law of the Netherlands and having a place of business al Industrieweg 20. NL-6039 AP Stramproy with the consortial leaderships of Heinrich Holter GmbH

(hereinafter "the CONSORTIUM")

WHEREAS,  OPEN-END JOINT STOCK COMPANY  DONBASSENERGO (short "DONBAS"),  (herein
"CUSTOMER",   has  awarded  a  contract   for  the   Starobeshevo   Power  Plant
Modernization "turn-key" Project, Lot 2, Dryer (herein the "PROJECT") to LLAG;

WHEREAS, LLAG including LEE and the CONSORTIUM as nominated subcontractor desire to enter into a Contract on an exclusive basis solely for the limited purpose for the execution and performance of a CONTRACT AGREEMENT with and for the final CUSTOMER of LLAG for the design, supply, installation, erection, commissioning and warranty of the PROJECT to an extent as specified in Appendix 1.

WHEREAS, LLAG including LEE and the CONSORTIUM desire to enter into a Contract whereby with respect to the internal relationship among LLAG including LEE and the CONSORTIUM this CONTACT will define their respective rights and obligations and their respective SCOPES OF WORK; and

NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the PARTIES hereto hereby agree as follows:

PART 2 - DEFINITIONS

For the purpose of this CONTRACT, the following words and phrases shall have the following meanings:

2.1      CONTRACT - shall mean this document and all of its appendices.

2.2 COST - when used throughout this CONTRACT in reference to circumstances where costs may be incurred by one PARTY that may be borne, in whole or in part, by the other PARTY, cost shall mean any additional direct costs, exclusive of profit and other consequential and/or indirect costs, which are incurred related to the specific circumstance. Excluded from this definition are prices negotiated between the PARTIES for specific services as provided for in the CONTRACT.

2.3 CONTRACT AGREEMENT shall mean the document or documents (including all amendments thereto) entered into between LLAG and the final CUSTOMER of LLAG on April 13th, 2000 and executed by LLAG and the CONSORTIUM as nominated subcontractor which defines the rights and obligations thereto with respect to the PROJECT.

2.4 CONSORTIUM shall mean the nominated subcontractor Heinrich Holter GmbH / Stramproy Projects & Systems B.V.

2.5      not used

2.6 DRAW DOWN SCHEDULE shall mean the schedules of monthly invoicing substantiated by the supplies, transportation and performance of services according to the SCHEDULE.

2.7 LEADING PROJECT MANAGER shall mean be a person nominated cy LLAG, to fulfll the duties set forth in this CONTRACT

2.8      not used

2.9 PARTIES shall mean the parties executing this CONTRACT, that is, LLAG including LEE on the first part and the CONSORTIUM on the second pan (and its governed entities and affiliated companies which are involved in this PROJECT), and their permitted assigns.

2.10     PARTY shall mean one of the PARTIES.

2.11 PROJECT shall mean the design, supply, construction, installation, erection, commissioning and warranty of the dryer plant and all associated services and works to be provided under the CONTRACT AGREEMENT.

2.12 PLANT PERFORMANCE GUARANTEES shall mean those performance guarantees agreed to in the CONTRACT AGREEMENT.

2.13 PROPOSAL shall mean the formal offer signed by LLAG to the final CUSTOMER which consists of the first Stage Tender submitted on July 1, 1997 and the Second Stage Tender submitted on January 21, 1993.

2.14 SCHEDULE shall mean the PROJECT SCHEDULES as set forth in Appendix 3 to this CONTRACT or any amendments hereto.

2.15 SCOPE OF WORK shall mean, the sum total of the CONSORTIUM'S supply of equipment and services as set forth in Appendix 1 to this CONTRACT.

2.16 TENDER DOCUMENTS shall mean the Invitation for Bids, with its integral parts, if any, issued by the CUSTOMER and any further amendments thereto including the official correspondence with the CUSTOMER and protocols of meetings.

2.17 THIRD PARTY shall mean any party, person or other entity other than the PARTIES and the CUSTOMER.

2.18 PRICE shall mean the amount of moneys for the SCOPE OF WORK of the CONSORTIUM as agreed in Appendix 2, including all amendments hereto.

PART 3 - RELATIONSHIP OF THE PARTIES

3.0 The PARTIES hereby enter into a CONTACT for the sole and limited purpose of (1) performing the CONTRACT AGREEMENT and (2) defining the rights and obligations between the PARTIES in connection with the performance of the CONTRACT AGREEMENT, and for no other purpose.

3.1      not used

3.2      not used

3.3 Upon the signing of this CONTRACT, each PARTY will appoint by a written notice to the other PARTY a "representative" fully authorized by such PARTY to act on its behalf in connection with all matters arising under this CONTRACT. A PARTY may at any time and from time to time change its "representative" by written notice to the other PARTY. Each PARTY shall appoint an alternate representative to act in the absence of its "representative". Any representative not an employee of a PARTY shall be subject to approval by the other PARTY

3.4      not used

3.5 Nothing contained in this CONTRACT is intended nor shall it be construed as creating a partnership or joint venture among the PARTIES nor as creating or requiring any ongoing or continuing relationship or commitment among the PARTIES, beyond that relationship specifically created by this CONTRACT.

3.6      not used

3.7 No PARTY shall be deemed to be a representative, agent or employee of any other PARTY, by contract, by employment or for any purpose whatsoever.

3.8 No PARTY shall have the authority or right nor shall any PARTY hold itself out as having the authority or right to assume, create or undertake any obligation of any kind whatsoever, expressed or implied, nor accept service of any legal process on behalf of or in the name of any other PARTY without the express prior written consent of the other PARTY.

3.9      not used

3.10     not used

3.11 This CONTRACT contains all of the obligations of the PARTIES to each other with respect to the PROJECT. Except as stated herein the PARTIES shall have no other obligations, excluding those implied by mandatory law, to each other.

3.12 LLAG / LEE shall consult with the other PARTY on all issues affecting implementation and performance of the CONTRACT AGREEMENT, and LLAG / LEE shall communicate to the CUSTOMER any decisions involving the CUSTOMER reached by the PARTIES after such consultation

3.13     not used

PART 4 - SCOPES OF WORK AND PRICE

4.1 Generally it is agreed that the SCOPE of WORK of the CONSORTIUM shall be complete and that any incompleteness has to be settled inbetween the CONSORTIUM without any responsibility for LLAG / LEE

         The members of the CONSORTIUM shall be jointly and severally liable for the performance of the SCOPE OF WORK.

4.2 It is expressly understood and agreed that the CONSORTIUM'S SCOPE OF WORK is subject to and to be performed strictly in accordance with the terms and conditions of the CONTRACT AGREEMENT signed with the CUSTOMER. Each PARTY shall be responsible for all costs associated with CONTRACT AGREEMENT requirements for completion of its SCOPE OF WORK.

4.3      PRICE

4.3.1 The price for the SCOPE OF WORK of the CONSORTIUM shall be recorded in Appendix 2, which is attached hereto and deemed to be an integral part of this CONTRACT.

4.3.2 In case of substantial changes in the technical concept agreed upon between the PARTIES and proposed by LLAG / LEE during Project execution to the CUSTOMER and subject to amendment of the CONTRACT AGREEMENT both PARTIES are prepared to negotiate the respective price.

4.3.3 A final recalculation shall be made at the end of the execution of the CONTRACT respectively of the CONTRACT AGREEMENT to reflect all changes in the SCOPE OF WORK the CONSORTIUM if these are agreed before between the Parties or related to change orders of the CUSTOMER.

4.4 The CONSORTIUM is solely responsible for the performance of its SCOPE OF WORK and any and all expenses and liabilities that may arise in connection therewith unless otherwise provided for herein. The CONSORTIUM is responsible for maintaining its own financial accounting records related to its SCOPE OF WORK. Any loss or profit sustained by the CONSORTIUM in connection with Its SCOPE OF WORK shall be solely the responsibility of and for the account of the CONSORTIUM unless otherwise provided for herein.

4.5 Each PARTY will be under the obligation to pay reasonable attention to mitigate its damages in the event of the other PARTY's default under this CONTRACT or the CONTRACT AGREEMENT. If one PARTY becomes aware of a situation in which the other PARTY may be damaged by its default under this CONTRACT or the CONTRACT AGREEMENT, the PARTY with such knowledge will contact the other PARTY and will attempt to come to a understanding on the best way to mitigate or avoid such damages including the possibility of doing extra work (at the expense of the defaulting PARTY)

4.6 The CONSORTIUM shall provide and bear the costs for any bonds and financial guarantees as back up for LIAG / LEE for its SCOPE OF WORK as required by the CONTRACT AGREEMENT or as reasonably required by the other PARTY. Such bonds and financial guarantees are to be provided based on the price as per Appendix 2

PART 5 - PAYMENT

5.1 The PRICE as per Appendix 2 fully covers the CONSORTIUM's SCOPE OF WORK and the contractual obligations specified hereunder.

5.2 Payment will be in accordance with the CONTRACT AGREEMENT and the agreed payment schedule (Draw Down Schedule as per Article 6.1.2) as per Appendix 3 of This CONTRACT.

5.3 The CONSORTIUM shall assume all risks for the payment by the CUSTOMER of its portion of the CONTRACT AGREEMENT price corresponding to its SCOPE OF WORK under the CONTRACT AGREEMENT as per Appendix 2 such as payment delay, non-payment or any other loss or damage that may be incurred under the CONTRACT AGREEMENT, unless the PARTIES agree to a different arrangement. The CONSORTIUM shall not be entitled to make any claims against the other PARTY for any losses or damages whatsoever incurred by means of the above payment arrangements

PART 6 - CONTRACT PERFORMANCE PHASE

6.1      SCHEDULE

         LLAG / LEE will prepare the overall PROJECT SCHEDULE's involving the PARTIES. It is essential for effective CONTRACT AGREEMENT performance that the PARTIES remain aware, at all times, of the time interfaces and interactions of their respcctrve SCOPES OF WORK. These interfaces and interactions may change as a result of delays (unexcused or otherwise) or changes to a PARTY's SCOPE OE WORK. The SCHEDULE's will be attached hereto as Appendix 3 and will be updated as required during the course of the PROJECT and such updates shall be deemed to be an integral part of this CONTRACT

6 1.1    PROJECT SCHEDULES

         LLAG / LEE will prepare the PLANT PERFORMANCE GUARANTEES involving all PARTIES (unit power consumption) based on information from the CONSORTIUM. The CONSORTIUM input will be based on its SCOPE OF WORK. It is essential for effective CONTRACT AGREEMENT performance that the CONSORTIUM fully realizes the importance of its respective input into the guaranteed plant performance. The listing of the CONSORTIUM supplied equipment performance requirements will be attached hereto as Appendix 4 and shall be deemed to be an integral part of this CONTRACT. The CONSORTIUM will be solely responsible for all performance guarantees, availability guarantees and all other technical guarartees related to Its respective SCOPE OF WORK.

6.1.2    DRAW DOWN SCHEDULE

         The schedules 1 to 5 and 7 of the PROPOSAL (Spreading out of Payments) shall be detailed and revised accordingly by the PARTIES.

         The new schedules shall be the basis for a consolidated DRAW DOWN SCHEDULE. This DRAW DOWN SCHEDULE shall be used for the monthly invoices. Such consolidated DRAW DOWN SCHEDULE was elaborated by LLAG/LEE in consultation with the CONSORTIUM and submitted for approval to the CUSTOMER. Work progress and deliveries shall be verified by the Monthly Progress Measuring System as means for the CUSTOMER's approval of the monthly invoices. This DRAW DOWN SCHEDULE shall become an integral part of this CONTRACT and shall be attached hereto as Appendix 3 in such revision as agreed upon between LLAG/LEE and the CUSTOMER. Until and unless otherwise agreed with the CUSTOMER the Schedules 1 to 7 as submitted in the PROPOSAL shall be binding to the PARTIES.

6.2      not used

6.3      LIQUIDATED DAMAGES AND/OR "PENALTIES" DUE TO DELAY AND/OR PERFORMANCE

         Notwithstanding any stipulations to the contrary set forth in the CONTACT AGREEMENT, the internal responsibility and liability between the PARTIES are mutually agreed as follows:

6.3.1 a) In the event that "Completion of Facilities" as defined in the CONTRACT AGREEMENT is not achieved within the time stipulated in the Project Schedule and this delay is not due to reasons attributable to LLAG/LEE or the CUSTOMER or not otherwise excused under the CONTRACT or the CONTRACT AGREEMENT, the CONSORTIUM shall bear and pay the following liquidated damages: for each full week of delay an amount of 1% of the PRICE up to a maximum of 14%.

         It is understood by the PARTIES that in no event liquidated damages for delay attributable to the CONSORTIUM will be in excess of liquidated damages as stipulated in the CONTRACT AGREEMENT.

         b) In the event that the technical performance guarantees under the CONTRACT AGREEMENT are not achieved and this is not due to reasons attributable to LLAG/LEE, the CUSTOMER or is otherwise excused under the CONTRACT AGREEMENT; any Liquidated damages and/or penalties for performance, availability and/or all other technical ouarantees due to the CUSTOMER under the CONTRACT AGREEMENT shall be borne and paid by the CONSORTIUM.

6.3.2. It is agreed that the sole basis for determining responsibility between or among the PARTIES for any liquidated damages and/or Penalties described in Paragraph 6.3.1 of this Part will be the Appendices 3 and 4 hereto and as specifed in the CONTRACT AGREEMENT. In determining who is responsible for a delay (or part thereof) the SCHEDULES (Appendix 3 hereto) shall be used. Deviations from the SCHEDULES shall be evaluated and delays not affecting the completion shall not be considered. Instances of concurrent delay to completion shall be treated as being of undetermined responsibility. In such case penalties will be split among the PARTIES such that the CONSORTIUM shall be responsible to the extent as defined by the PRICE versus the price of the CONTRACT AGREEMENT.

6.4      TAXES

         The CONSORTIUM shall have full and sole responsibility to bear the expense of and effect the payment of any taxes, duties, including customs duties, fees or assessments of any nature whatsoever including penalties and interest, if any, provided for in the CONTRACT AGREEMENT and levied in connection with its SCOPE OF WORK and any subcontracts entered by it (including any personal income taxes levied or imposed on any of its employees or personnel or any of its subcontractor's or assignees' employees or personnel).

6.5      DELAYS AND COSTS DUE TO DELAYS

         In the event the CONSORTIUM for any reason whatsoever foresees any delay or default in the performance of its SCOPE OF WORK in accordance with the SCHEDULE (Appendix, 3), it shall notify the other PARTY accordingly.

6.5.1    not used

6.5.2    EXCLUSION

         In no event will a PARTY be liable to the other PARTY for loss of profit and other indirect or consequential loss or damage, unless such damage or loss are the result of the gross negligence / willful misconduct of such PARTY. It is understood that claims resulting from the CUSTOMER or third parties will not be considered as indirect or consequential damage or loss.

6.6      PATENTS

         The CONSORTIUM will be solely responsible for any claims or damages due to patent infringement which arise out of or are connected with its SCOPE OF WORK and agrees to indemnify, defend and hold harmless the other PARTY against any loss or damage that may result from such claims.

6.7      CHANGES

         The CONSORTIUM may submit claims to the CUSTOMER for additional or changed work which are not part of the CONTRACT AGREEMENT, in consultation with and through LLAG / LEE only.

         In the event that a claim to the CUSTOMER has been submitted, but is not successful in gaining additional or sufficient payments and/or SCHEDULE extensions, from the CUSTOMER in connection with claims for changes in the CONTRACT AGREEMENT work or extra work thereto, then except as otherwise provided in this CONTRACT, any additional costs and liabilities that may result shall be borne by the CONSORTIUM.

6.8 BANKRUPTCY INSOLVENCY, DISSOLUTION READJUSTMENT OF DEBT, LIQUIDATION, REORGANIZATION, ETC.

         The following provisions shall, in any event, be given effect solely in accordance with the relevant legislation of the country of residence of the affected PARTY. Subject to the provisions of the CONTRACT AGREEMENT, in the event that the CONSORTIUM

         (1) Makes an assignment for the benefit of creditors, or petitions or applies for or arranges for the appointment of a trustee, liquidator or receiver, or commences any proceeding relating to itself under any bankruptcy, reorganization for the benetit of creditors, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect or otherwise, or shall be adjudicated bankrupt or insolvent; or

         (ii) If any petition or application for the appointment of a trustee, liquidator or receiver of the CONSORTIUM is filed against the CONSORTIUM or any proceeding relating to the CONSORTIUM under any bankruptcy, reorganization for the benefit of creditors, arrangement, insolvency, readjustment of debt, dissolution or liquidated or similar law of any jurisdiction now or hereafter in effect is commenced against the CONSORTIUM and the CONSORTIUM indicates its approval thereof, consent thereto or acquiescence therein, or an order is entered appointing any such trustee, liquidator or receiver;

then and in any such event.

         (a) not used

         (b) LLAG /LEE may take over and complete the CONSORTIUM'S SCOPE OF WORK and in so doing, LLAG / LEE shall be entitled to have assigned to them all of the CONSORTIUM'S accounts receivable and related payments from the CUSTOMER in connection with the PROJECT.

         (c) LLAG / LEE shall have the exausive use and possession and a preferred lien on all the CONSORTIUM's equipment (excluding manufacturing facilities), temporary works, materials and all other things used or supplied by the CONSORTIUM in connection with the PROJECT. It is agreed that the CONSORTIUM will take whatever actions or measures as may be required to establish this preferred lien.

         (d) The CONSORTIUM shall be fully responsible for and shall remain liable for all additional COSTS incurred in the completion of its SCOPE OF WORK.

6.9      INSURANCE

6.9 The CONSORTIUM shall be responsible for arranging insurance policies as described in Appendix 15, to cover the SCOPE OF WORK for this PROJECT.

6.9.2    not used

6.10     WARRANTY AND GUARANTEE CLAIMS

         The following procedure will apply to CUSTOMER complaints related to warranty deficiencies under the CONTRACT AGREEMENT:

6.10.1 If the alleged deficiencies are in the CONSORTIUM's SCOPE OF WORK, the CONSORTIUM shall correct the deficiency at its expense.

6.10.2 If the CUSTOMER alleges deficiencies in any equipment or services supplied under the CONTRACT AGREEMENT and the CONSORTIUM disputes the allegation, LLAG / LEE shall convey the CONSORTIUM'S response to the CUSTOMER regarding such alleged deficiencies.

6.10.3 If the CUSTOMER claims a warranty deficiency within the SCOPE OF WORK of the CONSORTIUM and cannot be convinced that the deficiency does not exist or is beyond the scope of the CONTRACT AGREEMENT, then, provided that LLAG insists on correction, the CONSORTIUM shall he obligated to correct the claimed deficiency.

6.10.4   not used

6.11     FINANCIAL CAPABILITIES

6.11.1   not used

6 11.2 The CONSORTIUM agrees that it Will, if requested to do so, demonstrate, in a manner reasonably acceptable to LILAC/LEE, its financial capability to assume the risks associated with its respective SCOPE OF WORK. LLAG/LEE agrees that such request for financial capability information shall not be made witnout reasonable cause.

PART 7 - BREACH - DEFAULT

7.1 In the event there is a breach of the CONTRACT AGREEMENT by the CUSTOMER, the PARTIES shall expeditiously meet to consider the most equitable method of proceeding, but no PARTY shall abandon (or otherwise cease or delay performance of) the CONTRACT AGREEMENT without the consent of the other PARTY.

7.2 In the event that the CONSORTIUM is in breach or default under this CONTRACT or there is a breach or default under the CONTRACT AGREEMENT with the CUSTOMER attributable to the performance of the CONSORTIUM, and such breach or default is not cured or reasonable action to cure has not been initiated within thirty (30) days after written notice thereof, or within the time period prescribed in the CONTRACT AGREEMENT, as the case may be, LLAG / LEE shall take over and complete the CONSORTIUM's SCOPE OF WORK, provided such completion is permissible under the CONTRACT AGREEMENT or by the CUSTOMER. Such decision shall be subject to PART 9 (Disputes) of this CONTRACT, but in any event proceedings under PART 9 shall not prevent the implementation of the steps described herein

         In such event, LLAG / LEE shall automatically have the right to receive any and all payment due to the CONSORTIUM from the CUSTOMER and apply the proceeds thereof (i) to cover all expenses incurred by the other PARTY in taking over and completing (by subcontracting or otherwise) the CONSORTIUM's SCOPE OF WORK, and (ii) to establish a contingency fund to cover any and all outstanding warranties or other obligations of the CONSORTIUM in completing the CONSORTIUM's SCOPE OF WORK. In addition, LLAG / LEE (i) shall have the exclusive use and possession of all the CONSORTIUM's equipment, temporary works, materials and all other things used or supplied by the CONSORTIUM in connection with the PROJECT, at the site of the PROJECT and (ii) shall have a preferred lien on all such equipment, temporary works, materials and all other things used or supplied by the CONSORTIUM in connection with the PROJECT at the site of the PROJECT in order to satisfy any expenses incurred by LLAG / LEE in completing the CONSORTIUM's SCOPE OF WORK.

7.3 In the event of a breach or default as describe above, the CONSORTIUM agrees to indemnify, defend and hold LLAG / LEE harmless from any and all liability (including but not limited to liquidated damages, fines or penalties of whatever nature and to excess COSTS and expenses associated with the CONSORTIUM's SCOPE OF WORK) incurred by the LLAG/ LEE as a result of such breach or default.

PART 8 - LIABILITY AND INDEMNIFICATION

8.1 LIABILITY AND INULMNIFICATTION WITH RESPECT TO CLAIMS OF THE CUSTOMER AND THIRD PARTIES

8.1.1 During the life of this CONTRACT and the CONTRACT AGREEMENT, the CONSORTIUM accepts full responsibility for the performance of its SCOPE OF WORK and (except as expressly provided otherwise herein or in the CONTRACT AGREEMENT with the CUSTOMER) agrees to indemnify and hold harmless the other PARTY from any claim made against the other PARTY by the CUSTOMER or other THIRD PARTY to the extent that such claim arises in connection with said indemnifying PARTY's SCOPE OF WORK for any breach or default of the CONTRACT or the CONTRACT AGREEMENT or is due to the indemnifying PARTY's fault or negligence.

         Such responsibility includes but is not limited to,

         1. Claims by the CUSTOMER for damages (including but not limited to liquidated damages and penalties as set forth in PART 6.3) and claims of other THIRD PARTIES for damages, arising in connection with the performance or non-performance of the indemnifying PARTY's SCOPE OF WORK;

         2. Claims of subcontractors or suppliers of the indemnifying PARTY for work performed or materials or equipment sold or furnished in connection with the PROJECT;

         3. Claims for wages, worker's compensation (or equivalent) and non-payment of social charges, income taxes, and payroll taxes for employees of the indemnifying PARTY (including subcontractor employees) engaged in connection with the PROJECT;

         4. Claims or payments made with respect to any bonds furnished;

         5. Claims for taxes, license fees, duties, tariffs, imports and the like in connection with the PROJECT; and

         6. Claims for damages arising from personal injury (including death) and property damage.

8.1.2    not used

8.1.3 In the event of a dispute which PARTY may be responsible for any claim under the CONTRACT AGREEMENT or otherwise, both PARTIES shall have a duty to investigate to determine who is responsible and to take all reasonable means of remedying the situation and resolving such dispute. Meanwhile, each PARTY shall continue performance of its respective SCOPE OF WORK.

8.1.4    not used

8.2      LIABILITY FOR CLAIMS BETWEEN THE PARTIES

8.2.11 Except as otherwise stated in this CONTRACT, all risks (including political risks) and costs (including any loss of profit) arising out of the performance of its SCOPE OF WORK and the CONSORTIUM'S participation in this CONTRACT shall be solely the responsibility of the CONSORTIUM.

8.2.2 During the life of this CONTRACT and the CONTRACT AGREEMENT, each PARTY shall be liable for and shall indemnify and hold harmless the other PARTY against its own default.

8.2.3 If, as a result of defects in the CONSORTIUM'S SCOPE OF WORK, the other PARTY reasonably concludes that changes should be made to its own SCOPE OF WORK, the CONSORTIUM shall reimburse the other PARTY for the additional COSTS demonstrably incurred by the PARTY not at fault in implementing the said changes in its SCOPE OF WORK.

8.2.4    not used

8 2.5    not used

8.2 6 Loss or damage which is suffered by a PARTY, and which is fully covered by insurance payable to that PARTY, or which is recovered from the CUSTOMER, shall not serve as the basis for any claim against any other PARTY.

8.2.7    not used

8.2.8 Notwithstanding anything to the contrary in this CONTRACT or the CONTRACT AGREEMENT with the CUSTOMER, the PARTIES' total responsibility and liability, including but not limited to any liability whether by contract, tort, negligence, warranty or otherwise and under PART 6.3 dealing with liquidated damages and/or penalties and any liability under PART 8 above, to the other PARTY, the CUSTOMER and THIRD PARTIES, is limited to the maximum liability therefore provided in the CONTRACT AGREEMENT as enforced.

PART 9 - DISPUTES

9.1 Any differences or disputes arising from this CONTRACT or from arrangements regarding its performance shall be settled by an amicable effort of the PARTIES. Such effort shall be deemed to have failed when one of the PARTIES so notifies the other PARTY in writing.

9.2 If the effort of an amicable settlement has failed, the dispute shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce, 38 cours Albert ler, 75008 Paris, by three arbitrators appointed in accordance with the said Rules. This Contract shall in all respects be construed and interpreted in accordance with German Law.

9.3 The place of arbitration shall be Dusseldorf, Germany. The language of proceedings shall be English.

9.4 The arbitral award shall be substantiated in writing and shall be final and binding on all PARTIES who undertake to carry it out immediately without raising any condition, exception or objection whatsoever especially in their own country. The arbitral tribunal shall also decide on the matter of costs of the arbitration.

9.5 In case of dispute on a technical matter, the PARTIES agree to have recourse as occasion requires to the International Chamber for Technical Expertise of the International Chamber of Commerce in accordance with the Rules of expertise of the said Chamber which are well known to the PARTIES.

PART 10  GENERAL PROVISIONS

10.1     CONFIDENTIALITY  OF THIS CONTRACT  CORRESPONDENCE  DATA,  DOCUMENTS AND
         DRAWINGS

10.1.1 No PARTY shall use this CONTRACT or the information supplied by any other PARTY for any purpose other than that intended, nor transmit any written information or documents or this CONTRACT, to any THIRD PARTY for any purpose not intended by this CONTRACT without the express permission in writing to do so by the other PARTY. The PARTIES will maintain the confidential nature of any information or documents received from another PARTY.

10.1.2 Notwithstanding the foregoing, the obligation of confidentiality shall not apply to information which:

         a) is within or later falls within the public domain through no fault of the receiving PARTY;

         b) is or become available to the receiving PARTY from THIRD PARTIES without breach of any confidential Contract;

         c) was already known to a PARTY at the time of its disclosure;

         d) is disclosed to ECA's and other financial institutes for the purpose of arranging the financial support to the PROJECT subject to confidentiality Contract equivalent to this Part or

         e) is required to disclose by any law or by the direction of any court of competent jurisdiction acting in pursuance of its powers

            The obligation of confidentiality under this Part shall survive any termination of this CONTRACT for a period of five (5) years after such termination.

10.2     PARTIES  TO  KEEP  EACH  OTHER  INFORMED

         Each PARTY shall keep the other PARTY fully and promptly informed of all progress, events and matters affecting or relating to the other PARTY's SCOPE OF WORK and shall, without delay, give all relevant information and cooperation properly requested by the other PARTY. This actively shall be coordinated by LLAG/LEE.

         Such information shall include the furnishing on a timely, periodic basis conceptual or basic design, detailed design, quantities, schedules and status reports covering activities such as engineering, major procurements, major manufacturing, factory shipments, transportation to site, erection, installation and testing

10.3     CORRESPONDENCE AND NOTICES

         Notices required under this CONTRACT shall be signed by a duly authorized representative of the PARTY initiating such notice and shall be either delivered to an officer or authorized representative of the PARTY to whom it is directed or sent by mail postage prepaid, telefax or by courier, to the following addresses (which may be changed by written notice from the PARTY in question.

                  for LLAG / LEE
                  ATTENTION. Mr. GeBner
                  LURGI  ENERGIE UND  ENTSORGUNG  GMBH
                  Berliner  Str 93
                  D-40880 Ratingen, Germany Telephone +49 2101 92-2147

                  for the CONSORTIUM
                  ATTENTION: Mr. Wolter
                  Heinrich Holter GmbH
                  Beisenstr 39-41, D-45964 Gladbeck
                  Telephone: +49 2043 978-135

10.4     WAIVER

         No PARTY hereto shall be deemed to have waived any provision of this CONTRACT unless such waiver will be in writing and signed by the other PARTY and specifying the extent and nature of such waiver. No waiver shall be deemed to be a continuing waiver unless so stated in writing and signed by the PARTIES.

10.5     ASSIGNMENT/SUBCONTRACTING

         The CONSORTIUM may not assign, subcontract or delegate this CONTRACT or any of its rights or obligations under this CONTRACT or the CONTRACT AGREEMENT without the prior written consent of LLAG / LEE, which consent shall not be unreasonably withheld. Nothing herein shall prevent the CONSORTIUM from placing or permitting the placing of orders on others for the supply of goods or services within CONSORTIUM's SCOPE OF WORK. Such assignment and the placing of such orders shall not in any way relieve the CONSORTIUM from any of its obligations under this CONTRACT or the CONTRACT AGREEMENT.

10.6     TERM OF CONTRACT

         This CONTRACT shall commence upon coming into force (effective date) of the CONTRACT AGREEMENT with the CUSTOMER of LLAG signed April 13th, 2000 and shall terminate upon occurrence of any of the events listed below, a The CONTRACT AGREEMENT with the CUSTOMER has been fully performed in accordance with its terms and conditions, full and complete payment has been made thereon and all rights and liabilities with respect to the CUSTOMER have terminated or expired and there are no liabilities to be adjusted among the PARTIES; or

                    b. The CONTRACT AGREEMENT has been terminated, provided there are no liabilities to be adjusted between the PARTIES, in which event, upon completion of such adjustments between the PARTIES, and after full payment has been made pursuant thereto; or

                    c. The PARTIES agree in writing to terminate this CONTRACT.

         Any termination of this CONTRACT for whatever cause shall not affect or be deemed to affect any right or obligation of the PARTIES which arose prior to such termination.

10.7     EXPULSION

10.7.1 The CONSORTIUM may be expelled from this CONTRACT if it becomes unreasonable to expect LLAG / LEE to continue the CONTRACT with the CONSORTIUM, taking into account all relevant facts and circumstances

                    a) The CUSTOMER demands LLAG / LEE the CONSORTIUM to be expelled.

                    b) During the execution of the PROJECT, in case of an interruption of supplies or services by the CONSORTIUM which substantially and adversely affects the timely performance of the work according to the overall PROJECT SCHEDULE (Appendix 3).

                    c) A material breach of this CONTRACT or the CONTRACT AGREEMENT by the CONSORTIUM, despite written notice and reasonable opportunity to remedy the breach, as per PART 7.

                    d)    In  cases  of  Bankruptcy,  Insolvency,   Dissolution,
                          Readjustment of debt, Liquidation, Reorganization, etc. as per PART 6.8. of this CONTRACT.

10.7.2 Expulsion shall be effected by a corresponding written notice to the CONSORTIUM. Expulsion shall become final if the CONSORTIUM has not, within 30 calendar days of receipt of notice of the resolution, initiated arbitration proceedings hereunder. Expulsion shall not affect any other existing rights or obligations or the CONSORTIUM or any claims against it. If the CONSORTIUM has been expelled due to causes within its control, the LLAG / LEE may enforce claims for damages incurred by them as a result of the expulsion (e.g additional expenditure with respect to the CONSORTIUM's SCOPE OF WORK)

10.8     ENTIRE CONTRACT

10.8.1 This CONTRACT contains the entire Contract among the PARTIES with respect to the subject matter hereof and supersedes any and all prior understanding, correspondence or contracts (oral or written) among the PARTIES. The technical documentation and correspondence during the PROPOSAL preparation period shall be used as reference for items which need clarification. The rights and remedies of the PARTIES as stated in this CONTRACT are to the exclusion of any other rights or remedies that may be available at law or in equity.

10.8.2 If any provision of this CONTRACT is or becomes invalid, such invalidity shall not affect the other provisions of this CONTRACT. If the invalidity of one or more provisions or any other circumstance concerning the performance of this CONTRACT reveals a situation not provided for in this CONTRACT, the PARTIES shall jointly seek an arrangement having a valid legal and economic effect which will be as similar as possible to the ineffective provision and will cover the scope of any missing provision in a manner reasonably direct to the purpose of this CONTRACT.


10.9     AMENDMENTS

         No change, amendment or modification of this CONTRACT shall be valid or binding upon the PARTIES unless such change, amendment or modifcation shall be in writing and duly executed by the PARTIES.

10.10    TITLES

         Heading titles contained herein shall in no way be construed as limiting the extent of the subject matter they introduce and shall not be used in construing this CONTRACT

10.11    NUMBER OF ORIGINALS

         This CONTRACT shall be executed in two versions, only these shall be deemed the originals. Each PARTY will receive one of the originals.

10.12    PUBLICITY

         The PARTIES shall agree upon arrangements for prior reviews, approvals and consultations with respect to publicity releases or advertising regarding the CONTRACT AGREEMENT, this CONTRACT or the work being performed.

10.13    REVIEW AND VERIFICATION

         The CONSORTIUM shall provide to LLAG / LEE reasonable rights of review and verification of the status and progress of its respective work, reasonable information regarding its quality and safety programs and shall comply with other reasonable requests for similar information and rights. Any such information, review and/or verification to be provided by the Consortium to LLAG / LEE under this provision shall take place within a reasonable time so as not to interfere with the progress of the Work under the CONTRACT AGREEMENT. However, in no event shall such review and verification relieve the CONSORTIUM of the responsibility to complete their SCOPE OF WORK in accordance with this CONTRACT and the CONTRACT AGREEMENT.

10.14    not used

           IN WITNESS WHEREOF, the PARTIES hereto have caused this CONTRACT to be executed by their respective authorized representatives.

           Ratingen, July 3rd, 2000

           /s/                              /s/Heinrich Holter
           ----------------                 ------------------
              LURGI LENTJES AG                 The CONSORTIUM
                                               Heinrich Holter  GmbH/Stramproy
                                               Projects & System B.V.

           IN W1TNESS HERETO

           /s/
           ----------------
              LURGI ENERGIE UND ENTSORGUNG  GMBH